NEUBERGER BERMAN
EQUITY TRUST


Supplement to the Prospectus dated December 1, 1999


Neuberger Berman GUARDIAN Trust and Neuberger Berman PARTNERS Trust:
-------------------------------------------------------------------

      At a meeting on October 31, 2000, the shareholders of Neuberger Berman Guardian Trust and Neuberger Berman Partners Trust approved a Distribution and Shareholder Services Plan. The Distribution and Shareholder Services Plan provides for the payment of compensation for shareholder servicing activities and distribution-related activities.

      The following fee tables and expense examples replace those for Guardian Trust and Partners Trust that appear on pages 22 and 45 of the Prospectus, respectively:



                         NEUBERGER BERMAN GUARDIAN TRUST



FEE TABLE

Shareholder fees                                        None
Annual operating expenses (% of average net
assets)*
These are deducted from fund assets, so you
pay them indirectly.
        Management fees                                 0.85
Plus:   Distribution (12b-1) fees                       0.10
        Other expenses                                  0.06
                                                        ----
Equals: Total annual operating expenses
* The figures in the table are based on last year's expenses.




EXPENSE EXAMPLE

This example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                       1            3           5            10
                      Year        Years       Years        Years
     Expenses         $103        $322         $558        $1236

                         NEUBERGER BERMAN PARTNERS TRUST



FEE TABLE

Shareholder fees                                        None
Annual operating expenses (% of average net assets)*
These are deducted from fund assets, so you pay them
indirectly.
        Management fees                                 0.86
Plus:   Distribution (12b-1) fees                       0.10
        Other expenses                                  0.06
                                                        ----
Equals: Total annual operating expenses                 1.02
* The figures in the table are based on last year's expenses.




EXPENSE EXAMPLE

This example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                       1            3           5            10
                      Year        Years       Years        Years
     Expenses         $104        $325         $563        $1248

     The following replaces the paragraph headed "Distribution and Shareholder Servicing Fees" on page 59 of the Prospectus:



DISTRIBUTION AND SHAREHOLDER SERVICING FEES - Century, Focus, Guardian, Millennium, Partners, Regency and Socially Responsive Trusts have adopted a plan under which each fund pays 0.10% of its average net assets every year to support share distribution and shareholder servicing. These fees increase the cost of investing in the funds. If used to support distribution, they could result in higher overall costs than other types of sales charges.

The date of this Supplement is November 22, 2000.

NEUBERGER BERMAN
EQUITY TRUST


Supplement to the Statement of Additional Information dated December 1, 1999


Neuberger Berman GUARDIAN Trust and Neuberger Berman PARTNERS Trust:
-------------------------------------------------------------------

      At a meeting on October 31, 2000, the shareholders of Neuberger Berman Guardian Trust and Neuberger Berman Partners Trust approved a Distribution and Shareholder Services Plan. The Distribution and Shareholder Services Plan provides for the payment of compensation for shareholder servicing activities and distribution-related activities.

      The Statement of Additional Information is amended on page 70 as follows:

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

        The Plan provides that Neuberger Berman Century Trust, Focus Trust, Guardian Trust, Millennium Trust, Partners Trust, Regency Trust and Socially Responsive Trust will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from each Fund a fee at the annual rate of 0.10% of that Fund's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Fund shares and/or provide services to the Funds and their shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by a Fund during any year may be more or less than the cost of distribution and other services provided to the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's plan complies with these rules.

The date of this Supplement is November 22, 2000.